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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                        0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                125 South Dakota Avenue                        57104
               Sioux Falls, South Dakota                     (Zip Code)
        (Address of principal executive offices)

                                 (605) 978-2908
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                         (Registrant's telephone number,
                              including area code)



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


Item 5.        Other Events

On December 31, 2003, NorthWestern Corporation issued a press release announcing that the U.S. Securities and Exchange Commission has issued subpoenas to Blue Dot Services Inc. and Expanets, Inc. requesting the production of documents as part of a now formal investigation of NorthWestern. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated December 31, 2003
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     /s/ Roger P. Schrum
                                           ------------------------------------
                                           Roger P. Schrum
                                           Vice President of Human Resources and
                                           Communications


Date:  December 31, 2003


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                                Index to Exhibits
                                -----------------


EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated December 31, 2003
* filed herewith


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